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EXHIBIT 10.04


                             FIRST AMENDMENT TO THE
                             COMSHARE, INCORPORATED
                     1998 GLOBAL EMPLOYEE STOCK OPTION PLAN

     Pursuant to resolutions adopted by the Board of Directors of Comshare, Incorporated on June 24, 1999 and subject to shareholder approval at the Annual Meeting of Shareholders on November 22, 1999, the 1998 Global Employee Stock Option Plan (the "Plan") is hereby amended as set forth below.

     Effective November 22, 1999, the second sentence in Paragraph 3 of the Plan is amended and restated in its entirety to read as follows:

          The total amount of stock on which options may be granted under the Plan shall not exceed 1,400,000 shares, subject to adjustment as provided in Paragraph 13 hereof.

     THIS FIRST AMENDMENT to the Comshare, Incorporated 1998 Global Employee Stock Option Plan is hereby executed on this the 14th day of October, 1999.

                                          COMSHARE, INCORPORATED

                                          By: /s/ KATHRYN A. JEHLE
                                            ------------------------------------
                                            Kathryn A. Jehle
                                            Senior Vice President and
                                            Chief Financial Officer